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Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the Annual Report of Starco Brands, Inc. on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ross Sklar, Chief Executive Officer and Interim Chief Financial Officer of Starco Brands, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

• the annual report on Form 10-K of the Company for the year ended December 31, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

• the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2021	/s/Ross Sklar Ross Sklar Chief Executive Officer /s/Ross Sklar Ross Sklar Interim Chief Financial Officer